RiverSource®
Variable Universal Life 5
Variable Universal Life 5 – Estate Series
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
New policies are not currently being offered.
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
Updating Summary Prospectus
April 29, 2022
The Prospectus for the RiverSource Variable Universal Life 5 (VUL 5) or (the Contract) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/lifeinsurance. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Insurance Age: The age of Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Guarantee: A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.

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Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s).
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•	Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—	the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of Insured’s death; or
—	the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.

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Important Changes
UNDERLYING FUNDSEffective on or about May 2, 2022, the following additional underlying funds will be available under your Policy:Calvert VP EAFE International Index Portfolio - Class FCalvert VP Nasdaq 100 Index Portfolio - Class FCalvert VP Russell 2000® Small Cap Index Portfolio - Class FColumbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
•	Invesco V.I. Technology Fund, Series II Shares
•	Putnam VT Global Health Care Fund - Class IB Shares
•	Effective May 27, 2021, on behalf of the BlackRock Global Allocation V.I. Fund added a BlackRock (Singapore) Limited (“BRS”) as a sub-adviser of the Fund.
•	On November 1, 2021, Wells Fargo & Company (Wells Fargo) closed a transaction whereby Wells Fargo Asset Management (“WFAM”) was sold to a holding company affiliated with the private funds of GTCR LLC and Reverence Capital Partners, L.P. and will no longer be an entity of Wells Fargo. As part of the transaction, Wells Fargo Funds Management, LLC and Wells Capital Management, LLC changed their names to Allspring Funds Management, LLC and Allspring Global Investments, LLC.
•	Effective Nov. 1, 2021, the following fund name changes were approved:

Former Fund Name	New Fund Name
Wells Fargo VT Opportunity Fund	Allspring VT Opportunity Fund
Wells Fargo VT Small Cap Growth Fund	Allspring VT Small Cap Growth Fund

•	Effective April 22, 2022, the CTIVP® Allspring Short Duration Government Fund has been liquidated.
•	Effective on or about March 15, 2022, the Morgan Stanley VIF Discovery Portfolio will recommence offering Class I and Class II shares.

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Key Information Table
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals	If you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a surrender charge. The Surrender Charges are set based on various factors such as the Insured’s Insurance Age (or Attained Insurance Age at the time of a requested increase in the Specified Amount), Risk Classification, and the number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $57.00 per $1,000 of Initial Specified Amount. Therefore, if a Full Surrender occurs on a policy that was issued with a $1,000,000 Initial Specified Amount, the maximum initial Surrender Charge would be $57,000 which is $57.00 times $1,000,000 divided by 1,000.
	The surrender charges are shown under the Policy Data page of your policy.			Fee Tables Transaction Fees Base Policy Charges
Transaction Charges	In addition to surrender charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for Terminal illness and the Overloan Protection Benefit. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.			Fee Tables
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if they are elected as optional benefits available under the policy: Accidental Death Benefit Rider, Children’s Insurance Rider, Wavier of Monthly Deduction Rider, Waiver of Premium Rider, Accounting Value Increase Rider and AdvanceSource Accelerated Benefit Rider - CI.. Such fees and expenses are set based on various factors such as the Insured’s Risk Classification, Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on any Policy Value in the Indexed Accounts at an annual rate of 0.60% applied monthly.
	You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:			Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.38%	2.21%
(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.			Principal Risks

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	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment	The policy is not suitable as a short-term investment and may not be appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
	Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.	Principal Risks
Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account) and the Indexed Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
	If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.	Principal Risks The Variable Account and the Funds
Insurance Company Risks	An investment in the policy is subject to the risks related to RiverSource Life Insurance Company. Any obligations (including under the Fixed Account) and the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you. More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
	Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.	Principal Risks The General Account
Policy Lapse	Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed. Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.	Keeping the Policy in Force

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RESTRICTIONS	Location in Statutory Prospectus
Investments	• We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
•  The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
•  On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
•  You may only transfer into and out of the Fixed Account on a Policy Anniversary, unless you automate such transfers.
•  Restrictions into and out of the Indexed Accounts apply.
•  We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and Exchange Commission. • We generally limit purchase payments in excess of $1,000,000.	Transfers Among the Fixed Account, Indexed Accounts and Subaccounts Substitution of Investments Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders
Optional Benefits	•• Accelerated Benefit Rider for Terminal Illness (ABRTI):The ABRTI has certain conditions that must be satisfied to exercise the benefit of these riders.
• Accidental Death Benefit Rider (ADB):The ADB is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB has certain conditions that must be satisfied to exercise the benefit of these riders.
• Automatic Increase Benefit Rider (AIBR):The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR):The CIR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has termination dates prior to the termination date of the base policy. The CIR provides death benefit proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD):The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The WMD has certain conditions that must be satisfied to exercise the benefit of these riders.
 • Waiver of Premium Rider (WP):The WP is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The WP has certain conditions that must be satisfied to exercise the benefit of these riders.
• AdvanceSource Accelerated Benefit Rider (ASR):The ASR is only available at policy issuance. The ASR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ASR has certain conditions that must be satisfied to exercise the benefit of these riders.
• Charitable Giving Benefit (CGB):No Material Restrictions.	Additional Information About Standard Benefits (Other than Standard Death Benefits)

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	TAXES	Location in Statutory Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
•  If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
	• If your policy is a modified endowment contract, you may have to pay a 10% tax penalty if you take a withdrawal of earnings before age 59½.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	In general, we pay selling firms and their sales representatives’ compensation for selling the policy.
	In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.	Distribution of the Policy
Exchanges	If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.	For additional information, see 1035 exchanges under Other Tax Considerations

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Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarize information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABR–TI)	The ABR–TI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional	• Death benefit can only be accelerated if the Insured is diagnosed as terminally ill as defined in the rider.
•  The accelerated benefit creates a lien against the policy’s death benefit and interest will be added to the lien as it accrues.
• At the Insured’s death, the policy’s Beneficiary would receive only the death benefit remaining after the lien has been deducted.
Accidental Death Benefit (ADB)	The Accidental Death Benefit rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age 70 Policy Anniversary.	Optional	• ADB is available for Insureds Issue Ages 5-65.
• ADB will only pay the additional accidental death benefit if the Insured's death is caused by accidental injury prior to the Insured's Attained Insurance Age 70 Policy Anniversary.
• Death must occur within 90 days of the accidental injury to be considered for the accidental death benefit.
Automatic Increase Benefit Rider (AIBR)	The Automatic Increase Benefit Rider (AIBR) provides for an increase in the Specified Amount on each Policy Anniversary without evidence of insurability. The amount of the increase will be based on a percentage of the Specified Amount in effect at the time of the increase. The percent is chosen by the policy Owner at the time of application.	Optional	• AIBR is only available at issue.
•  AIBR is available to Insureds Issue Ages 0–60.
• AIBR cannot be added to policies with an Insured that has a substandard Risk Classification.
• The automatic increase percent cannot be changed once the policy has been issued.
The lifetime maximum amount of all automatic increases combined is $750,000.
• The AIBR will terminate at the earlier of:
• The Insurance Attained Insurance Age 65 Policy Anniversary, or
• The date the lifetime maximum of $750,000 is reached, or
• The date the policy owner rejects an automatic increase, or
• The date the policy owner requests a decrease in the Specified Amount, (Partial Surrenders and death benefit option changes that result in a decrease in Specified Amount do not cause the rider to terminate), or
• When the policy owner requests to have the rider removed, or
• The date the policy terminates for any reason.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The Children’s Insurance Rider (CIR) provides level term coverage on each eligible child.	Optional	• CIR is available for Insureds Issue Ages 16-60. • CIR provides insurance on the Insured's children ages 15 days to 19 years at issue and any children born after issue and prior to the Insured's Attained Insurance Age 65 Policy Anniversary.
• Coverage on a child will expire on the earlier of the child's 22nd birthday or the Insured's Attained Insurance Age 65 Policy Anniversary.
Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Optional	• OPB can only be exercised if the death benefit option 1 is in effect.
• The policy must be in force for at least 15 years before the OPB can be exercised.
• The policy may not be in the grace period to exercise the OPB.
Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days and meets certain requirements before Age 60.	Optional	• WMD is available for Insureds Issue Ages 20-55.
•  Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age 65 Policy Anniversary to claim benefits.
• Monthly deductions will be waived for a limited period of time if total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary.
• During a period of total disability, the Specified Amount of the policy cannot be increased, the death benefit option cannot be changed and increases in benefits under the policy or any riders attached to it will not be allowed.
• If the rider and policy are inforce and the rider is not on claim on the Insured's Attained Insurance Age 65 Policy Anniversary, the rider will automatically terminate.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)	The Waiver of Premium (WP) rider provides that if the insured becomes totally disabled and total disability continues for a period of 180 consecutive days, RiverSource Life will add to the policy value the specified premium as shown on the policy’s data page, or waive the monthly deduction for the policy, whichever is higher.	Optional	• WP is available for Insureds Issue Ages 20-55.
•  Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age 65 Policy Anniversary to claim benefits.
• Benefits will be applied for a limited period of time if total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary.
• During a period of total disability, the Specified Amount of the policy cannot be increased, the death benefit option cannot be changed and increases in benefits under the policy or any riders attached to it will not be allowed.
• If the rider and policy are inforce and the rider is not on claim on the Insured's Attained Insurance Age 65 Policy Anniversary, the rider will automatically terminate.
Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional	• AVIR is only available at issue.
• This rider is only available in limited situations, determined at time of underwriting.
• Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional	• ASR is only available at issue.
• ASR is available for Insureds Issue Ages 0-79.
• The ASR Specified Amount must be between 20 and 100% of the policy Specified Amount.
• The minimum ASR Specified Amount is $50,000. • The minimum Specified Amount of the policy with an ASR is $100,000. • ASR can be issued to Insureds rated substandard up to and including Table D.
• ASR is only available on policies that are death benefit option 1.
• Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days.
•  Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the Insured due to a pre-existing condition.
• The rider does not cover services provided by a facility or an agency that does not meet the rider definition of such facility or agency.
• Certain policy transactions are not allowed while the Insured is on ASR claim. These includes transfers from the fixed account to the subaccounts or indexed accounts, partial surrenders, and additional loans.
• The ASR does not include inflation projection coverage.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Charitable Giving Benefit	For VUL 5 – ES only, you may name an organization described in Section 170(c) of the Code to receive an amount equal to 1% of the policy’s Proceeds payable upon death, with a maximum charitable gift amount of $100,000.	Optional	• This benefit is not available in all states.
•  The charitable giving benefit is not available on non-ES policies (policies with the initial Specified Amount less than $1,000,000), even if the Specified Amount is later increased $1,000,000 or more.
• The charitable beneficiary must be any organization that qualifies under Section 170(c) of the Internal Revenue Code (IRC), as it now exists or may later be amended, as an authorized recipient of charitable contributions.
• If a charitable beneficiary was never designated, or the charitable beneficiary designation has been withdrawn and a new designation has not been provided, no amount will be payable under the CGB.
• Only one organization may be designated as the charitable beneficiary at any time.
Automated Transfers	Automated transfer arrangements allow you to set up periodic transfers at a set interval (i.e. monthly, quarterly, etc.) from one investment option to one or more investment option(s) under the policy.	Standard	• Only one automated transfer arrangement can be in effect at any time.
• Only one account can be used as the source of funds in the automatic transfer arrangement.
• If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
• If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
• The minimum automatic transfer amount is $50.
• You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)	A DCA arrangement is an automated transfer arrangement designed to help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Funds. Under a DCA arrangement, since you invest the same amount each period, you automatically acquire more units when market values fall, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for DCA.	Standard	• Only one automated transfer arrangement can be in effect at any time.
• Only one account can be used as the source of funds in the automatic transfer arrangement.
• If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
• If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
• The minimum automatic transfer amount is $50.
• You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Asset Rebalancing	The asset rebalancing feature automatically transfers Policy Value between Subaccounts at set intervals (i.e. monthly, quarterly, etc.) to correspond to your chosen allocation percentages among Subaccounts.	Standard	• The Policy Value reallocated must be at least $2,000 at the time the asset rebalancing is set up.
• Asset rebalancing does not apply to Policy Value in the Fixed Account.
• Asset rebalancing must occur quarterly, semiannually or annually.
• You must allow 30 days for us to change any asset rebalancing instructions that currently are in place.
Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $400,000 specified amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the specified amount is $400,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $400,000 = $200,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.

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Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the beneficiary will be $500,000 which is equal to the base policy Proceeds of $400,000 plus the accidental death benefit of $100,000.
Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $400,000 specified amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the specified amount will increase to $420,000 which is the original specified amount of $400,000 times 1.05. A similar increase will automatically occur on each policy anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are Insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•	The policy has been in force for at least 15 years; and
•	The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•	Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•	The Cash Surrender Value is sufficient to pay the exercise charge; and
•	The death benefit option in effect is option 1; and
•	The policy has not yet entered the grace period; and
•	The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•	No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•	The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.	The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.	Monthly deductions will no longer be taken.
3.	Partial Surrenders will no longer be available.
4.	Additional loans will no longer be available.

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5.	Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.	The NLG will no longer be in effect and cannot be reinstated.
7.	The death benefit option cannot be changed.
8.	Changes to the Specified Amount will no longer be allowed.
9.	Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
•	John is Attained Insurance Age 80.
•	Premiums paid to date equal $700,000.
•	Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
•	The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•	The Policy Value is $850,000.
•	There is outstanding Indebtedness equal to $820,000.
•	The death benefit is $892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•	The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•	No more premium payments are required, nor will premium payments be accepted.
•	The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
•	Outstanding Indebtedness remains at $820,000.
•	Loan repayments will still be accepted.
•	The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
•	The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
•	In addition:
•	If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•	WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
•	Example:
•	John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and

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No-Lapse Guarantee Premium for that monthly will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
•	Example:
•	John Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as John remains totally disabled, prior to John's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the Policy Value each month. After John's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the Policy Value each month. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR). If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs.
Please note the following about AVIR:
•	The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•	The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
•	Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
During the surrender charge period of the policy, the percentage waived at Full Surrender is shown below:
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
•	Example:
•	John Doe purchases a base policy with a $400,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $7,000. Due to the AVIR, instead of paying the Surrender Charge of $7,000, we will waive 65%, or $4,550, resulting in an actual Surrender Charge of $2,450. Therefore, the final Proceeds payable upon Surrender would be $57,550 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,450.
AdvanceSource Accelerated Benefit Riders
Key terms used in the AdvanceSource Accelerated Benefit Rider sections are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•	This rider is only available for policies purchased under the Option 1 death benefit.
•	This rider has a different name in some jurisdictions. (See Appendix B.)
•	Rider availability varies by jurisdiction. (See Appendix C.)
•	At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.

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•	These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
•	We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR- CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•	Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
•	Example:
•	John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
•	Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
•	remaining amount to be accelerated; or
•	the maximum monthly benefit Limit.
When benefit payments begin, all policy value in subaccounts will be transferred to the fixed account, future premium payments will be allocated to the fixed account and no transfers to the subaccounts can be made during a period of coverage.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the Insured.
Key terms for the AdvanceSource Accelerated Benefit Riders:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
(1)	The riders have a different name in some jurisdictions. (See Appendix C.)

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Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts. Only one account can be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
(1)	The riders have a different name in some jurisdictions. (See Appendix C.)

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The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts will not be allowed.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Automated Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.

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Example:
John Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value After Asset Rebalancing
Fixed Account		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	$5,000	$50,000
Subaccount #3	25%	$35,000	15,000	$50,000
Total Policy Value		$250,000		$250,000
Minimum Initial Premium Guarantee, No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts (“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed Account and/or Indexed Account(s) without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and issue age and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a Fixed Benefit Policy without the company requiring evidence of insurability.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Charitable Giving Benefit
Under VUL 5 – ES only, if the policy’s Proceeds become payable upon death of the Insured while the policy and this benefit are in force, we will pay a charitable gift amount to a charitable Beneficiary you select.
The charitable gift amount equals 1% of the amount of the Proceeds payable upon death up to a maximum of $100,000. We determine the charitable gift amount as of the date of the Insured’s death. We pay the charitable gift amount from our assets; it is not deducted from your policy’s Proceeds payable upon death of the Insured.
The charitable Beneficiary may be any organization described under Section 170(c) of the Code as an authorized recipient of charitable contributions. Generally, these are organizations exempt from federal income tax under Section 501(c)(3) of the Code.

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You will not receive a tax deduction for the charitable giving benefit we pay. As with all tax matters you should consult a tax advisor. We will verify that the designated charity qualifies for the benefit at the time of benefit payment, not at the time of application. If the charitable Beneficiary you have designated is not in existence or no longer qualifies as a charitable Beneficiary at the time the gift amount is payable, or if state or federal law prohibits us from paying the charitable giving benefit to the charitable Beneficiary you have designated, you (or your estate representative if you are the Insured) may name a new charitable Beneficiary.
Example:
John Doe purchases a base policy with a $2,000,000 Specified Amount, death benefit option 1 and the Charitable Giving Benefit rider. John designates Charitable Organization Inc. as the Beneficiary. Upon John's death, the death benefit is $2,000,000, and we will pay $20,000, which is 1% of the base policy's Proceeds, to Charitable Organization Inc.
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

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Appendix A: Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B)[1] AllianceBernstein L.P.	1.07% [2]	9.28%	6.94%	6.04%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	28.65%	25.78%	20.52%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00% [2]	24.78%	17.29%	14.94%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	7.64%	22.00%	16.23%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class III ALPS Advisors, Inc.	1.30% [2]	37.77%	(0.04%)	-
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value, Class II American Century Investment Management, Inc.	0.88% [2]	24.28%	9.39%	11.88%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, sub-adviser.	1.00% [2]	6.42%	9.71%	7.68%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio - Class F Calvert Research and Management	0.68% [2]	10.66%	9.08%	7.18%

24    RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	Calvert VP Nasdaq 100 Index Portfolio - Class F Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.73% [2]	26.55%	27.68%	22.26%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	Calvert VP Russell 2000® Small Cap Index Portfolio - Class F Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.59% [2]	14.30%	11.46%	12.45%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.88%	17.58%	10.61%	10.17%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 2) Columbia Management Investment Advisers, LLC	1.00% [2]	(1.55%)	0.80%	-
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93% [2]	22.00%	14.16%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.92%	13.85%	12.75%	12.91%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2) Columbia Management Investment Advisers, LLC	0.96% [2]	0.90%	8.72%	8.27%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	1.01%	7.16%	6.66%	-
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 2) Columbia Management Investment Advisers, LLC	1.37% [2]	33.31%	16.09%	5.72%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Global Strategic Income Fund (Class 2) Columbia Management Investment Advisers, LLC	0.91% [2]	4.59%	2.68%	0.99%

RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus    25

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70% [2]	0.24%	0.67%	0.34%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.91% [2]	6.31%	7.11%	6.40%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 2) Columbia Management Investment Advisers, LLC	0.89% [2]	5.67%	6.77%	6.16%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.74%	12.28%	5.81%	4.53%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC	0.96%	34.41%	17.66%	15.48%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	17.85%	14.73%	13.38%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70% [2]	5.57%	3.99%	2.68%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.75%	17.07%	8.58%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 2) Columbia Management Investment Advisers, LLC	1.03%	8.83%	6.19%	4.96%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93%	6.81%	11.29%	11.15%

26    RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2) (previously Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC	1.09% [2]	35.08%	16.72%	11.67%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.08% [2]	7.25%	9.44%	9.53%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.10% [2]	8.92%	7.27%	8.76%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2) Columbia Management Investment Advisers, LLC	1.23% [2]	45.80%	27.14%	19.13%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93% [2]	6.62%	6.16%	5.03%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70%	4.85%	3.66%	2.56%
Seeks to provide shareholders with a high level of current income.	CTIVP ® - American Century Diversified Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.74%	8.24%	4.81%	3.85%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.85% [2]	8.97%	5.28%	4.22%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP ® - CenterSquare Real Estate Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	1.05%	(5.18%)	4.52%	5.45%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - MFS® Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.93% [2]	3.33%	9.90%	10.60%

RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus    27

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Morgan Stanley Advantage Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.	0.92%	75.49%	25.50%	17.60%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Principal Blue Chip Growth Fund (Class 2) (previously CTIVP® - Loomis Sayles Growth Fund (Class 2)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.93%	31.61%	18.72%	15.61%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.93%	2.47%	9.13%	8.83%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP ® - TCW Core Plus Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.73%	8.67%	4.43%	3.15%
Seeks to provide shareholders with long-term growth of capital.	CTIVP ® - Victory Sycamore Established Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	1.05%	7.80%	11.50%	11.07%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Westfield Mid Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	1.09%	27.18%	17.13%	13.42%
Seeks to provide total return.	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II) Ivy Investment Management Company	0.87% [2]	10.44%	11.36%	8.01%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class B3 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	1.26%	12.35%	5.59%	3.89%
Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.85%	27.51%	19.87%	16.35%

28    RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.86%	25.31%	13.32%	13.00%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity ® VIP Strategic Income Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.91%	3.44%	5.11%	4.47%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Seeks long-term growth of capital.	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares[3] Goldman Sachs Asset Management, L.P.	1.40% [2]	4.66%	3.42%	-
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares Invesco Advisers, Inc.	1.13% [2]	9.26%	7.18%	5.99%

RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus    29

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.12% [2]	(3.56%)	2.15%	2.90%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series II Shares Invesco Advisers, Inc.	1.23%	14.08%	24.71%	17.19%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Service Shares Janus Henderson Investors US LLC	0.86%	16.91%	14.10%	11.53%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Service Shares Janus Henderson Investors US LLC	0.82% [2]	(1.11%)	3.98%	3.43%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.85%	20.05%	21.68%	17.16%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares[1] Lazard Asset Management, LLC	1.06% [2]	11.94%	8.40%	-
Seeks total return.	MFS ® Utilities Series - Service Class Massachusetts Financial Services Company	1.03% [2]	13.82%	11.61%	9.65%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05% [2]	(11.19%)	36.85%	20.11%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) Neuberger Berman Investment Advisers LLC	1.16%	23.16%	15.43%	14.11%
Seeks long-term growth of capital and income generation.	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) Neuberger Berman Investment Advisers LLC	1.06% [2]	17.94%	7.91%	-
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.34% [2]	16.04%	8.45%	5.91%

30    RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.21% [2]	12.60%	10.59%	6.03%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Advisor Class Pacific Investment Management Company LLC (PIMCO)	0.75%	(1.36%)	3.83%	3.33%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.99%	19.40%	15.70%	15.92%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.76% [2]	(4.99%)	(0.94%)	1.13%
Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	VanEck VIP Global Gold Fund (Class S Shares) Van Eck Associates Corporation	1.45% [2]	(14.01%)	9.25%	-
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.04%	14.99%	9.99%	8.41%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.89%	9.30%	5.47%	4.50%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	8.12%	5.56%	-

RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus    31

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	9.15%	6.44%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.02%	11.30%	8.08%	-
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	10.37%	7.38%	-
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.95%	12.86%	7.96%	6.61%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.99%	14.03%	9.00%	7.51%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.92%	11.00%	6.68%	5.54%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.72%	7.97%	4.26%	3.54%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.93%	16.73%	12.22%	10.54%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	1.05%	10.96%	5.24%	4.28%

32    RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 2) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	1.12% [2]	22.30%	8.80%	6.58%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	1.09% [2]	(4.14%)	3.89%	1.50%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	1.10% [2]	38.43%	14.96%	11.30%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	1.11% [2]	3.99%	7.52%	6.81%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class II Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	1.07%	1.04%	5.10%	5.53%
[1]	This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
[2]	This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
[3]	This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.

RiverSource Variable Universal Life 5 / RiverSource Variable Universal Life 5 — Estate Series — Summary Prospectus    33

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We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (SAI) that include additional information about RiverSource Survivorship Universal Life Insurance and RiverSource Variable Life Separate Account. The prospectus and SAI are dated the same date as this summary prospectus and are available free of charge. To request a copy of either document, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The prospectus and other information about the policy is available online at riversource.com/lifeinsurance.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9086_12_A01_(05/22)
Edgar Contract Identifer: C000117958
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2022 RiverSource Life Insurance Company. All rights reserved.